Interest Income and Interest Expense	12 Months Ended
Dec. 31, 2024
Interest Income and Interest Expense

7. Interest Income and Interest Expense

The Group was offered certain factoring facilities with a commercial bank. As of December 31, 2024 and 2023, the factoring facilities were $22 million and $15.2 million respectively. In the facilities, the Company may sell certain of its accounts receivable on a non-recourse basis. Under the arrangement, invoices were not recorded as accounts receivable in the Company’s consolidated financial statements. The Company may elect, before the invoice due dates, payment from the bank certain portion of the invoices so factored. Interest expenses will be charged by the bank on the portion in this respect.

During the year ended December 31, 2024, the Company was offered a receivable-backed loan facility in the amount of $3 million, which allowed the Company to draw advances against the accounts receivable of selected customers accepted by the bank. As of December 31, 2024, the advances drawn under this arrangement were $1,360,643 ($0 as of December 31, 2023).

The interest rates under the factoring agreement range from 5.6% to 6.8% (2023: 5.49% to 6.88%) per annum. The following table provides additional information about the Company’s interest income, interest expense and other financing costs, net:

	For the year ended December 31.
	2024	2023
Interest income	$21,167	$70,853
Interest expense on lease liabilities	(11,719)	(12,379)
Interest expense on factoring arrangement	(580,139)	(290,107)
Total:	$(570,691)	$(231,633)